File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   April 2, 2007


          Supplement to the May 1, 2006 Class II Shares Prospectus for
                    Pioneer Equity Opportunity VCT Portfolio


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of Timothy Horan. Mr. Horan is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Horan, a vice president, joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed as analyst at Boston Partners from 2004 to 2005 and as a portfolio manager and analyst at State Street Research from 1998 to 2004.


                                                                   20683-00-0407
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC